UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2023

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 5.07 below, which information is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 26, 2023, Camber Energy, Inc. (“we”, “us” or the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, an aggregate of 17,365,737 shares of voting stock, or approximately 78% of our 22,219,753 total outstanding voting shares as of February 28, 2023, the record date for the Special Meeting (the “Record Date”), were present virtually at or were voted at the Special Meeting, constituting a quorum. The following proposals were voted on at the Meeting (as described in greater detail in the Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 10, 2023 (the “Proxy”), with the results of such voting as set forth below. Capitalized terms have the meanings given to such terms in the Proxy and this Form 8-K should be read in connection with the Proxy.

Proposal 1	For	Withhold	Abstain*
Approval of an amendment to the Company’s Articles of Incorporation to increase the number of the Company’s authorized shares of Common Stock from 20,000,000 to 500,000,000	15,028,239	2,313,867	23,631

Proposal 2	For	Against	Abstain*
Authorization for the Company’s board of directors, in its discretion, to adjourn the Special Meeting to another place, or a later date or dates, if necessary or appropriate, to solicit additional proxies in favor of the proposals listed above at the time of the special meeting.	16,128,213	1,134,041	103,483

* There were no Broker Non-Votes on this proposal.

As a result of the above voting, the amendment to the Company’s articles of incorporation (the “Articles of Incorporation”) to increase the number of the Company’s authorized shares of common stock from 20,000,000 to 500,000,000 (the “Amendment”) was passed by a majority of the outstanding voting shares. The Amendment was effected by the Company filing a Certificate of Amendment (the “Certificate”) pursuant to Nevada Revised Statutes (“NRS”) Section 78.209 with the Secretary of State of the State of Nevada on April 26, 2023. A copy of the Certificate is attached hereto as Exhibit 3.1 and incorporated herein by reference. Further, as a result of the above voting, the Company’s board of directors was authorized to adjourn the Special Meeting as necessary, which required the affirmative vote of a majority of the shares present in person or represented by proxy at the Special Meeting.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation of Camber Energy, Inc.
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAMBER ENERGY, INC.

Date: April 27, 2023	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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